SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              MARCH 10, 1997
             Date of Report (Date of Earliest event reported)

                             ML BANCORP, INC.
          (Exact name of registrant as specified in its charter)



                      COMMONWEALTH OF PENNSYLVANIA
             (State or other jurisdiction of incorporation)

                                0-24358
                       (Commission File Number)

                              23-2752439
                   (IRS Employer Identification No.)

                           TWO ALDWYN CENTER
                     LANCASTER AVENUE & ROUTE 320
                     VILLANOVA, PENNSYLVANIA 19085
                (Address of principal executive offices)

                            (610) 526-6200
            Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS

    On March 10, 1997, ML Bancorp, Inc. issued the press release which is included as Exhibit 99(a) hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibits are included with this Report:

        Exhibit 99(a)     Press Release, dated March 10, 1997


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                            SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ML BANCORP, INC.



                         /S/ BRIAN M. HARTLINE
                         ---------------------
                         By: Brian M. Hartline
                             Executive Vice President, Chief Financial
                             Officer and Secretary
                             (principal financial officer)

Date:  March 10, 1997